Exhibit 23

               CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in the Hadron, Inc.
Form 8-K/A our report dated July 17, 1998, on our audits of the financial statements of Vail Research and Technology Corporation as of June 30, 1998 and 1997 and for the years then ended.


                                   /s/

                              Rubino & McGeehin Chartered

March 1, 1999
Bethesda, Maryland